EXHIBIT 16.23.3

                               Consent of Counsel
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                               CONSENT OF COUNSEL


We consent to the reference to our firm under the caption "Experts" contained in the Prospectus which forms a part of Pre-Effective Amendment No. 2 to Form S-1 (File No. 333-20277).




                                      /s/ Blazzard, Grodd & Hasenauer, P.C.
                                      ---------------------------------------
                                      BLAZZARD, GRODD & HASENAUER, P.C.
                                      July 7, 1997